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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 2-61600, 2-85129, 33-6360, 33-29071, 33-52922 and 33-55637.



                                                             ARTHUR ANDERSEN LLP



Los Angeles, California
March 14, 1995

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